UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 30, 2009

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3015 16th Street SW, Suite 100 Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.                      Regulation FD Disclosure

A press release issued by the Registrant on December 30, 2009, regarding the acquisition by IRET Properties of two entities that own and operate a portfolio of five assisted living facilities located in Wyoming for a purchase price of approximately $45 million, and the termination of an agreement for the sale of the Registrant’s Dakota Hills multi-family residential property in Texas, is attached as Exhibit 99.1.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K and in the attached press release may constitute “forward-looking statements” within the meaning of the federal securities laws.  Statements regarding future events and developments and the Company’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws.  All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected.  Management believes that these forward-looking statements are reasonable; however, these statements are based on current expectations as of the date of such statements, and various factors could cause the Company’s actual results to differ materially from those described.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.  Following are some of the factors that could cause the Company’s actual results and its expectations to differ materially from those described in forward-looking statements:  the success of the Company’s business strategies; future local and national economic conditions, including changes in job growth, interest rates, the availability of mortgage and other financing and related factors; demand for assisted living in the Company’s markets and the effect on occupancy and rates; the impact of competition on the Company’s business, including competition for residents in the Company’s assisted living and other properties; uncertainties associated with the Company’s real estate development activities, including actual costs exceeding the Company’s budgets or development periods exceeding expectations; and other risk factors included in the filings the Company makes from time to time with the Securities and Exchange Commission, including the risk factors under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2009.

Information Furnished

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference therein.

ITEM 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description

99.1
Press Release issued December 30, 2009, regarding the acquisition by IRET Properties of two entities that own and operate a portfolio of five assisted living facilities located in Wyoming and the termination of an agreement for the sale of IRET Properties’ Dakota Hills multi-family residential property in Texas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: December 30, 2009